Aug 30
2016

Midwest IDEAS Conference

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, market position, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

A Leader in Fragmented Calibration & Laboratory Instrument Service Market
Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Achieved critical revenue mass in the Service segment
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Strong leadership in place to drive company to next level

Market Capitalization	$76.2 Million	Common Shares Outstanding	7.0 Million
52-Week Price Range	$8.26- $11.85	Ownership: Institutions	54%
		Insiders	7%
Average Volume (3 mo.)	5,700	Adjusted EBITDA* (Q1 FY17 TTM)	$11.7 Million
Recent Price	$10.90	EPS (Q1 FY17 TTM)	$0.62

Market data as of August 25, 2016 [Source: Bloomberg, including intra-day pricing]; ownership as of most recent filing
** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA*

Two Complementary Segments

Q1 FY 2017 TTM Revenue:
$125.6MM


Service
$62.8MM
(50%)
Distribution
$62.8MM
(50%)

- Service
  - Double-digit growth
  - Recurring revenue stream
  - Strong operating leverage
  - Driven by regulation
- Unique value proposition
- Strong cash generation
- Leverage between segments

Calibration Services Market

$1.0 Billion Addressable Market[1]


25%
OEMs
40%
3rd Party Service Providers
35%
In-house Laboratories

#2 in Market Share by Revenue for 3rd Party Service Providers[2]


22%
20%
Transcat 18%
19%
10%
11%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals ($5mm-$15mm)
Others (highly fragmented; $500k-$5mm)

[1] *Estimated Addressable North American Calibration Market*
[2] *Percentage of Revenue (North America), Company estimates*

Unique Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- Permanent on-site
- Periodic on-site
- Mobile
- In-house
- Pickup & Delivery


Portland
Los Angeles
Irvine
San Diego
Phoenix
Denver
Houston
Milwaukee
St. Louis
Nashville
Ft. Wayne
Dayton
Pittsburgh
Harrisburg
Philadelphia
Charlotte
Toronto
Ottawa
Montreal
Rochester
Boston
San Juan
Map Legend
Headquarters
Calibration Labs

Broad and Diverse Blue Chip Customer Base

Percentage of Service Revenue*


Other
18%
Aerospace & Defense
5%
Chemical
6%
Energy/Utilities
7%
Industrial
21%
Life Science /
FDA-regulated
43%

DUPONT · United Technologies · EXXON · MERCK · Johnson & Johnson

* Company estimates

Full Suite of Products and Services

Unique Among Competition


New Instrument Calibration
Calibration Services
Validation & Laboratory Services
Product Distribution and Rental (New & Used Equipment)
Superior Quality

- Serve an expanded Life Science market
- Mission critical services

Financial Results

TRANSCAT Trust in every measure

Consolidated Results

($ in millions)

Consolidated Revenue


4% CAGR*
$112.3
$118.5
$123.6
$122.2
$125.6
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

Consolidated Operating Income


4% CAGR*
$5.9
$6.7
$6.8
$6.3
$6.7
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM
Distribution
Service

*FY 2013 – Q1 FY 2017 TTM

Record Service Segment Performance

($ in millions)

Service Revenue


$40.7
$48.2
$51.8
$59.2
$62.8
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

Service Operating Income


$1.3
$2.4
$3.7
$4.2
$4.6
3.2%
4.9%
7.1%
7.0%
7.2%
% of Service Revenue
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

- Revenue increase driven by organic growth and acquisitions
- 29 consecutive quarters of YOY revenue growth
- Strong operating leverage:
  Revenue: +27%
  Operating Income: +62%
  (Q1 FY17 vs Q1 FY16)

Focus: Stabilizing Distribution

($ in millions)

Distribution Sales


$71.6
$70.3
$71.8
$63.0
$62.8
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

Distribution Operating Income


$4.6
$4.3
$3.1
$2.1
$2.2
6.5%
6.2%
4.3%
3.4%
3.4%
% of Distribution Sales
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

- Sales impacted by:
  - Soft oil and gas market
  - More on-line distributors
- Opportunities
  - Instrument rental growth
  - Used equipment sales growth
  - Expanding SKUs to grow and diversify

Strong Cash Generation and Bottom-Line

($ in millions)


Adjusted EBITDA*
$8.9
$10.0
$10.3
$10.6
$11.7
$3.1
$4.6
$6.1
$7.5
$8.5
$5.8
$5.4
$4.1
$3.1
$3.2
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM
Distribution
Service


Net Income
$3.7
$4.0
$4.0
$4.1
$4.4
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY2017 TTM

EPS	$0.49	$0.54	$0.57	$0.58	$0.62

- Service segment Adjusted EBITDA
  - +71% in Q1 FY17
  - +36% CAGR
- Distribution segment generates significant cash
- Consolidated Adjusted EBITDA margin up 70 bps to 9.3% *(on TTM basis)*
- Net income: +5% CAGR

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

CAGR calculated FY 2013 – Q1 FY 2017 TTM

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Balance Sheet Supports Acquisition Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$27.3
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017

Debt to Total Capitalization


20.2%
20.2%
26.2%
32.9%
40.6%
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017

- Acquisitions
  - $13.9 million in FY16
  - $7.6 million in Q1 FY17
- Financial flexibility
  - Strong cash generation from operations and expanded credit facility
    - Added $10.0 million term note in Q1 FY17
  - Funded Q1 FY17 Excalibur acquisition with term note
  - $11.4 million available from credit facility at end of Q1 FY17

Disciplined Capital Deployment

($ in millions)


Capital Expenditures
$2.7
$2.0
$3.5
$4.1
$5.0-$5.5
$1.0
Q1
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*


Return on Invested Capital (ROIC)
10.6%
10.4%
9.2%
8.6%
8.4%
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017 TTM

- FY 2017 CapEx
  - Assets for growing rental business
  - Lab capabilities/maintenance
  - Software/IT
- Objective: Consistently generate returns in excess of cost of capital

** FY 2017 capital expenditure guidance previously provided and reaffirmed as of August 30, 2016*

Generating Cash to Drive Key Investments

FY 2009 to Q1 FY 2017



($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$0.2
$25.8
$20.7
$30.0
$1.8
($18.8)
($50.5)
($8.3)
$0.8
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock
Q1 FY2017 Cash & Investments, Net
Sources of Cash
Uses of Cash

Growth Strategy and Outlook

Distribution Strategy Pivot


New Instrument Sales Only
New Instrument Sales
Rental of Test Instruments
Used Equipment Sales
Lead Generation for Service Business

Why the pivot in strategy?

- Great synergies between accounts
- Leverage of current infrastructure
- Higher gross margins on used and rental equipment
- Faster ramp up in new business from well indexed web domain
- Value add in a more competitive, commoditized industry

TRANSCAT Trust in every measure

Service Organic Growth Strategy


Organic Growth Strategy
Acquisition Strategy

- Taking market share from 3rd party providers and OEMs
- Capture outsourcing of internal labs
- Upgraded sales talent and integrated sales model
- Leveraging Distribution segment
- Expanding addressable market through capabilities and geographic expansion
- Continually enhancing our C3 Asset Management software

Service Acquisition Strategy


Organic Growth Strategy
Acquisition Strategy

- Drivers:
  - Geographic expansion
  - Increased capabilities /expertise
  - Bolt-On / leverage infrastructure
- Majority of opportunities: Revenue range of $500K – $5MM
- Criteria: 4-6x EBITDA
  Minimum IRR of 15%

Executing Acquisition Strategy


Westcon
FY 2009
FY 2010
United Scale and Engineering
ACA Tmetrix
FY 2011
Wind Turbine Tools
CMC Instrument Services
FY 2012
Newark Calibration Services
Anacor Compliance Services
FY 2013
Cal-Matrix Metrology
Ulrich Metrology
FY 2015
Apex Metrology Solutions
Calibration Technologies
Spectrum Technologies
FY 2016
Anmar Metrology
Dispersion Laboratory
Excalibur Engineering
FY 2017

Recent Acquisition Drivers

	Geographic Expansion	*Increased Capabilities*	*Leveraged Infrastructure*
Excalibur Engineering	✓	✓	✓
Dispersion Laboratory		✓	✓
Spectrum Technologies	✓	✓	
Anmar Metrology	✓		
Calibration Technologies		✓	

FY 2017 Outlook*

- Double-digit Service segment revenue growth
  - Incremental sales from recent acquisitions
  - Expect strong organic growth
  - Achieve sales and cost synergies to drive operating leverage and margin expansion
- Stabilization of Distribution segment
  - Core Distribution still faces headwinds but high margin rental business and used equipment sales to grow organically and through acquisition
- Remain selective and disciplined in acquisition approach

Long-term Objectives *(within 4-5 years)*

- $175 million to $200 million revenue
- Continued improvement in margin leverage as revenue grows

** Outlook provided as of August 30, 2016*

Aug 30
2016

Midwest IDEAS Conference

TRANSCAT®
Trust in every measure

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q1 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,553
+Depreciation & Amortization	1,740	2,144	2,362	3,216	3,783
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(52)
+Noncash Stock Comp	150	230	224	171	166
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,450
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,160
+Depreciation & Amortization	962	801	728	730	872
+Other (Expense) / Income	(27)	12	27	16	17
+Noncash Stock Comp	193	297	283	188	171
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,220
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,450
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,220
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 11,670**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- More than 30 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Scott D. Sutter
Vice President of Sales

- 17 Years in Service Segment; previously with Simco
- Joined Transcat in 2013

Rob A. Flack
Vice President of Operations

- 17 Years in Service Segment; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

Jennifer J. Nelson
Vice President of Human Resources

- More than 16 years of comprehensive HR experience
- Joined Transcat in 2012

Mike W. West
Vice President of Marketing

- Provided services on a consulting basis for several years prior to joining Transcat
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015